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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 3, 1999

                          THE SPORTS CLUB COMPANY, INC.

          Delaware                      1-13290                  95-4479735
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

 11100 Santa Monica Boulevard, Suite 300
         Los Angeles, California                                     90025
(address of principal executive offices)                           (Zip Code)



        Registrant's telephone number, including area code (310) 479-5200


  (Former name or former address, if changed since last report.) Not applicable








                           Index of Exhibits on Page 2

                                   Page 1 of 2


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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(b)     Pro-forma financial information

On December 3, 1999, the Company concluded the sale of its successful Spectrum Clubs, a group of ten athletic clubs in southern California, to investment group Brentwood Associates. The pro forma financial information required by Article 11 of Regulation S-X is presented in the attached exhibits. This 8-K/A amends the 8-K filed on December 16, 1999.

          o Exhibit 1:          Pro forma consolidated balance sheet at
                                September 30, 1999.

          o Exhibit 2:          Pro forma consolidated income statement for the
                                nine months ended September 30, 1999.

          o Exhibit 3:          Pro forma consolidated income statement for the
                                twelve months ended December 31, 1998.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


                                       THE SPORTS CLUB COMPANY, INC.



                                       BY:    /S/ TIMOTHY O'BRIEN
                                             -----------------------------------
                                             Timothy O'Brien
                                             Chief Financial Officer

                                             FEBRUARY 11, 2000